Spearheading Immunotherapies Phase 1 HPN424 Interim Data Presentation and Pipeline Update May 29, 2020 Exhibit 99.2

Forward-looking Statements This presentation contains forward-looking statements about Harpoon Therapeutics, Inc.. All statements other than statements of historical facts contained in this presentation are forward-looking statements, including statements about our financial position, strategy, expectations regarding the timing and achievement of our product candidate development activities, research and development activities and ongoing and planned preclinical studies and clinical trials, and plans and expectations for future operations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: our limited operating history; net losses; our expectation that we will incur net losses for the foreseeable future, and that we may never be profitable; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of preclinical and clinical trials we conduct; the ability to obtain and maintain regulatory approval of our product candidates; the ability to commercialize our product candidates; our ability to compete in the marketplace; risks regarding our license agreements; our ability to obtain and maintain intellectual property protection for our product candidates; and our ability to manage our growth. We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of many of these and other risks and uncertainties, see our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research.

Harpoon Therapeutics – Investment Overview

Therapeutic Focus	Clinical-stage immunotherapy company
Platform Technologies	T cell engager technology, "off-the-shelf" therapies for solid tumors -TriTAC: Tri-specific T cell Activating Construct platform -ProTriTAC: Pro-drug form of TriTAC
Multiple Product Candidates	HPN424 (PSMA TriTAC) Phase 1 in prostate cancer HPN536 (mesothelin TriTAC) Phase 1/2a in ovarian cancer and other solid tumors HPN217 (BCMA TriTAC) in Phase 1/2 in multiple myeloma HPN328 (DLL3 TriTAC) expected to enter clinic in H2 2020
Multiple Anticipated Clinical Catalysts in 2020	HPN424 – presented interim data at ASCO; initiate expansion study in 2020 HPN536 – present interim data in H2 2020
Strong Financial Position	Cash balance of $188.2[1] million expected to fund operations into 2022 Nov 2019 - AbbVie HPN217 license and expanded discovery agreements; achieved $50M first-patient-in milestone in April 2020

1- As of March 31, 2020, pro forma for the $50M milestone earned from AbbVie in April 2020.

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Product Candidate Target / Indication Stage of Development Anticipated Milestones Preclinical Phase 1 Phase 2 HPN424 PSMA / Prostate cancer Interim data presented at ASCO; anticipate expansion study in 2020 HPN536 MSLN / Ovarian, pancreatic and other solid tumors April 2019: Initiated Phase 1/2a clinical trial; 2020: Interim data HPN217 BCMA / Multiple myeloma April 2020: Initiated Phase 1/2 AbbVie licensing and option agreement HPN328 DLL3 / Small cell lung cancer 2020: Submit IND and Initiate Phase 1 ProTriTAC Undisclosed ProTriTAC IND candidate Phase 3 TriTAC Broad Pipeline of Immuno-Oncology Programs Four Clinical Stage TriTAC Programs in 2020 PSMA – Prostate Specific Membrane Antigen, MSLN – Mesothelin, BCMA – B-Cell Maturation Antigen, DLL3 – Delta-Like 3 Pro

BiTE ~50kD TriTAC ~50kD Bispecific Antibody ~150kD Molecular Weight TriTAC: Small Size and Flexibility, Albumin Domain Confers Extended Half Life Molecular Structure HSA – human serum albumin, BiTE – bispecific T cell engager

Target Cell T Cell Does not require MHC expression for recognition by T cell Does not require a T cell clone with specific T cell receptor Any T cell can recognize a surface antigen TCR Complex TriTAC® X X MHC MHC downregulation and mutations are a major tumor evasion mechanism TriTACs Overcome Immune Escape Mechanisms and Induce Killing Independent of MHC Expression MHC – major histocompatibility complex, TCR – T cell receptor

Interim Analysis: Phase 1 Study of HPN424 in Patients with mCRPC Natalie Sacks, M.D., Chief Medical Officer

Metastatic Prostate Cancer: >$5B Global Market Opportunity* Source: SEER, ACS, 2019 estimates ~ 174K new cases of prostate cancer annually in the U.S. >31K U.S. deaths per year (2nd leading cause of cancer death in men) Mean survival time for mCRPC = 13 months 5-year survival rate is ~30% in more aggressive forms ~ 23% initially diagnosed with advanced disease Significant unmet need for patients with incurable mCRPC Continued high mortality rates of advanced disease Potential “fast to market” strategy for high-risk patient subgroups mCRPC – metastatic castration resistant prostate cancer * Based on combined sales in 2017 of later-generation anti-androgen drugs such as Zytiga and Xtandi.

HPN424 Targets PSMA - A Highly Expressed and Validated Target for Prostate Cancer

- Designed to bind to human PSMA, CD3, and albumin
- Redirects T cells to kill PSMA-expressing target cells
- Target overexpressed in malignant cells, with limited expression in normal tissue
- Clinically validated by encouraging response data from Amgen's BiTE targeting PSMA in mCRPC patients
- Phase 1 trial initiated in patients with mCRPC cancer in August 2018



Prostate cancer cell
PSMA
anti-PSMA
anti-albumin
anti-CD3ε
CD3
T cell
Cancer cell killing
Cytolytic synapse

HPN424 is a tri-specific single chain molecule of ~50 kDa

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Authors Johanna Bendell, MD1, Lawrence Fong, MD2, Mark Stein, MD3, Tomasz M. Beer, MD4, Ashley Ross, MD, PhD5, Xin Gao, MD6, Aaron Weitzman, MD, FACP7, Richard Austin, PhD8, Vaishnavi Ganti, PhD8, Che-Leung Law, PhD8, Bryan Lemon, PhD8, Holger Wesche, PhD8, Johann de Bono, MD9 1Sarah Cannon Research Institute/Tennessee Oncology, Nashville, TN, USA 2University of California, San Francisco, CA, USA 3Columbia University, New York, NY, USA 4Oregon Health and Science University, Portland, OR, USA 5Mary Crowley Cancer Research Center/Texas Oncology, Dallas, TX, USA 6Massachusetts General Hospital, Boston, MA, USA 7Weitzman Consulting Group, Los Altos Hills, CA, USA 8Harpoon Therapeutics, South San Francisco, CA, USA 9Royal Marsden Hospital and The Institute of Cancer Research, Sutton, UK

Phase 1 Study Design

Part 1 – Dose escalation

Dose escalation: single patient

≥ Gr 2 study drug related toxicity

Dose escalation: 3 + 3
(3 – 6 pts per dose level)

MTD or recommended Phase 2 dose

Part 2 – Expansion

~20 pts treated at recommended Phase 2 dose determined in Part 1

- **Target Population**
  - Metastatic castration-resistant prostate cancer (mCRPC)
  - Disease progression on the prior systemic regimen
  - At least two prior systemic therapies approved for mCRPC
  - Prior chemotherapy allowed, but not required
- **Trial Design**
  - Key objectives include characterization of safety, tolerability, pharmacokinetics, and identification of dose for expansion phase
  - Additional assessments including pharmacodynamic markers such as cytokines, CTC
  - Tumor assessments performed every 9 weeks and include conventional CT and bone scans and PSA
- **Dosing, Administration & Exposure**
  - HPN424 administered once weekly, one-hour IV infusion
    - One cycle is 3 weeks
  - Starting dose of 1.3ng/kg established by minimally anticipated biological effect level
  - As of May 11, 2020, 44 patients have been dosed across 11 cohorts (range 1.3 to 120ng/kg)

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Table 1. Baseline Characteristics and Demographics (n=44) Age (Years) Median 71 Range 44 - 91 Race White 34 (77%) Black or African American 5 (11%) Asian 1 (2%) Other / Not reported 4 (9%) ECOG Performance Status 0 26 (59%) 1 18 (41%) PSA (ng/mL) Mean 649 Median 244 Range 0.1 - 5000 LDH (U/L) Mean 402 Median 277 Range 126 - 1303 Location of Metastases Bone 42 (96%) Lymph Node 20 (46%) Liver 6 (14%) Lung 6 (14%) Other Visceral 7 (16%) Time Since Diagnosis (Years) Mean 9.1 Median 7.8 Range 0.9 – 25.6 Reason for Entering Study PSA Progression 13 (30%) 13 (30%) PSA & Clinical Progression 1 (2%) 1 (2%) PSA & Radiographic Progression 3 (7%) 3 (7%) Radiographic Progression 13 (30%) 13 (30%) Unknown 14 (32%) 14 (32%) # of Prior Therapies Median (Range) 7 (2 – 16) # of Prior Novel Hormonal Therapies Median (Range) 2 (1 – 3) Prior Chemotherapy (in mCRPC setting) N 32 (73%) Median (Range) 1 (0 – 3) Median of 7 prior systemic therapies, median of 2 prior novel hormonal therapies 73% of patients had prior chemotherapy in metastatic castrate-resistant setting Additional prior therapies include sipuleucel-T, radium-223, A2AR inhibitor, olaparib, rucaparib, pembrolizumab, nivolumab, durvalumab, ipilimumab, listeria vaccine, Lu177/Ac225-PSMA-617, other investigational agents

Table 2. Adverse Events (CTCAE* v5.0) in ≥10% of Patients by Grade, Regardless of Relationship

Event, n (%)	All Grades	Grade 3+
Cytokine-Related Adverse Events[a]		
Chills	32 (73%)	0 (0%)
Pyrexia	21 (48%)	0 (0%)
Cytokine release syndrome	14 (32%)	3 (7%)
Flushing	10 (23%)	0 (0%)
Hypotension	8 (18%)	1 (2%)
Infusion related reaction	6 (14%)	0 (0%)
All Other Adverse Events		
Fatigue	16 (36%)	2 (5%)
Anemia	14 (32%)	4 (9%)
Constipation	12 (27%)	0 (0%)
Nausea	11 (25%)	0 (0%)
Vomiting	8 (18%)	0 (0%)
Decreased appetite	8 (18%)	0 (0%)
Back Pain	8 (18%)	2 (5%)
Insomnia	7 (16%)	0 (0%)
Diarrhea	6 (14%)	0 (0%)
ALT increase	6 (14%)	2 (5%)
Arthralgia	6 (14%)	0 (0%)
Tachycardia	5 (11%)	0 (0%)
Asthenia	5 (11%)	0 (0%)
Blood creatinine increase	5 (11%)	1 (2%)
Pain in extremity	5 (11%)	0 (0%)
Hypertension	5 (11%)	2 (5%)

* Common Terminology Criteria for Adverse Events
[a] Includes AEs that were reported as concurrent symptoms of the CRS events

- All CRS events resolved and patients were successfully re-treated
- High-grade transaminitis was observed primarily in the setting of CRS; abnormalities were transient, no clinical sequelae
- Short-term premedication with steroids was effective in limiting CRS and allowing long-term treatment
- 1 DLT observed at 96ng/kg, Grade 3 lipase increase
- Treatment related SAEs:
  - CRS (n=4)
  - AST increase (n=3),
  - ALT increase (n=2),
  - IRR (n=2),
  - myalgia (n=1),
  - pneumonitis (n=1),
  - seizure (n=1),
  - syncope (n=1)

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Kinetics of Serum Cytokine/Chemokine Levels N = 4 patients dosed at 12 ng/kg (no dex pretreatment) 16 cytokines evaluated Post treatment transient increase in IL-6, IL-8 , as well as IL-5, IL-10, MCP, IFNγ, TNFα, MIP-1α, MIP-1β (not shown) at 12 ng/kg doses Spikes are transient and attenuate after first dose Magnitude decreased with successive doses for most cytokines

Dose-dependent, transient increases in peripheral cytokine and chemokine levels were observed, in the absence of dexamethasone premedication Transient cytokine increases can be effectively managed with short-term dexamethasone premedication Cytokine Spikes Managed with Dexamethasone Figure 8. Cytokine Levels 5-hours Post-1st HPN424 Exposure

HPN424 was initiated at 1.3ng/kg with no dexamethasone (dex) premedication Dose-dependent, transient increases in serum cytokine and chemokines were observed in early cohorts 2 patients who received 24ng/kg with no dex premed experienced Grade 3 CRS; patients were subsequently administered dex premedication weekly Dex taper was implemented at Cohort 5 based on the observation that peripheral cytokines attenuated with each successive dose 6-Week Taper: Administered once weekly prior to HPN424 infusion for 2 cycles 3-Week Taper: Administered once weekly prior to HPN424 infusion for 1 cycle Cohort Dose (ng/kg) N Dex Premed (mg ) Gr 3+ CRS, n 1 1.3 1 -- 0 2 4 1 -- 0 3 12 4 -- 0 4a 24 3 -- 2 Cohort Dose (ng/kg) N Dex Premed (mg) Gr 3+ CRS, n 4b 24 4 10 mg weekly 1 5 30 3 10-10-4-4-2-2 0 6 40 3 10-10-4-4-2-2 0 6a 40 2 10-4-2 0 7 54 3 10-10-4-4-2-2 0 7a 54 1 10-4-2 0 8 72 6 10-10-4-4-2-2 0 8a 72 1 20-10-5 0 9 96 6 10-10-4-4-2-2 0 10 120 1 20-10-4-4-2-2 0 Dexamethasone Premedication

Figure 3. Patient Time on Treatment 11 of 28 patients (39%) with > 18 weeks follow-up remained on study beyond week 18 8 of 26 (31%) patients remained on study > 24 weeks Of the 8 patients on study > 24 weeks, 7 patients (88%) continued on HPN424 treatment longer than the time on their most recent prior systemic regimen (data not shown) 11 patients remain active, patients discontinued study due to: PD (63%), Death due to PD (9%), Death due to Unrelated AE (6%), Unrelated AE (3%), Other (18%) Figure 3. Patient Time on Treatment Starting Dose (ng/kg) – Pt # Dose Increase Dose Decrease Ongoing * Study entry due to radiographic progression 40ng/kg 30ng/kg 54ng/kg 24ng/kg 12ng/kg 12ng/kg Prior chemo in mCRPC setting 12ng/kg 12ng/kg 72ng/kg No prior chemo in mCRPC setting

HPN424-1001 Phase 1 Dose Escalation Figure 4. Patient PSA Values on Treatment Patients with PSA declines during course of treatment Eight patients had PSA decreases from baseline ranging from -3.8% to -76%, including 2 patients with PSA decline >50% from baseline PSA declines observed in patients across dose cohorts * One patient had baseline and subsequent PSA values of 5000ng/mL (not shown)

Patients with PSA Reductions Post-Baseline * * Remain On Study ↑12ng/kg ↑40ng/kg ↑72ng/kg ↑ Dose increase

Patient 003, a 69-year old male, diagnosed March 2013 Patient initiated HPN424 at 12ng/kg and escalated twice to 40 then 72 ng/kg Patient demonstrated early rise in PSA followed by a steady decline starting Week 12, currently -9% PSA decline from baseline Drop in LDH from 2361 to 241 U/L observed, coinciding with PSA decline Patient remains on study after 84 weeks of treatment Baseline Characteristics ECOG 0   Reason for Study Entry Radiographic Progression PSA (ng/mL) 251   Location of Metastases Bone LDH (U/L) 530   Prior Therapies ADT, sipuleucel-T, enzalutamide Patient Profile – Patient 003 - Ongoing

Patient Profile – Patient 024 - Ongoing Patient 024, a 76-year old male, diagnosed December 2009 Patient initiated HPN424 at 54ng/kg with a 6-week dexamethasone taper Patient demonstrated early rise in PSA followed by a slight decline starting Week 15 Patient remains on study after 38 weeks of treatment Baseline Characteristics ECOG 1   Reason for Study Entry PSA Progression PSA (ng/mL) 1294   Location of Metastases Bone LDH (U/L) 187   Prior Therapies ADT, docetaxel, sipuleucel-T, abiraterone, enzalutamide, nivolumab + rucaparib

Figure 7. Median Concentration Time Profile for HPN424 in Given Dose Range of 1.3 – 96ng/kg HPN424 demonstrated dose proportional increase in Cmax and AUC with a geometric median T1/2 of 24.9 hours (range: 9.0 – 312 hours) Median clearance (CL) and volume of distribution (Vss) for HPN424 in the given dose range of 1.3 – 96 ng/kg appear to be dose independent, indicative of linear kinetics Figure 7. Median Concentration Time Profile for HPN424 in Given Dose Range of 1.3 – 96ng/kg Time (hours)

Dose-Dependent Increase in Cmax Median Cmax (ng/mL) Dose (ng/kg) C1D1 EOI for 1.3 ng/kg – 96 ng/kg cohorts

Low Frequency ADA Response to HPN424 ADA = Anti-drug antibodies nAb = neutralizing ADANA = not applicable Pt 001 Pt 002 Pt 003 Pt 005 Pt 006 Pt 007 Pt 009 Pt 010 Pt 011 Pt 012 Pt 013 Pt 014 Pt 015 Pt 016 ADA – – – – – – – + Pre-existing – – – – – – nAb NA NA NA NA NA NA NA + C7D1 NA NA NA NA NA NA Pt 019 Pt 020 Pt 021 Pt 022 Pt 023 Pt 024 Pt 025 Pt 026 Pt 027 Pt 028 Pt 029 Pt 031 Pt 033 ADA – + C2D1 – – – – – – – + C1D15 – – – nAb NA – NA NA NA NA NA NA NA + C4D1 NA NA NA Only 3 patients out of 27 tested for ADA were found to be positive Pt 010 – pre-existing and baseline positive; nAb activity was detected on C7D1 Pt 020 – treatment emergent, low titer and non-neutralizing ADA Pt 028 – treatment emergent ADA; nAb activity was detected on C4D1

Reduction in circulating tumor cells (CTCs) was seen in 12 of 27 patients with available CTC counts collected on C1D1 predose (baseline) and C1D15 predose (after 2 doses of HPN424) Figure 9. Post Treatment Changes in Circulating Tumor Cell Figure 9. Post Treatment Changes in Circulating Tumor Cells

HPN424-Mediated T Cell Margination



120
100
80
60
40
20
0
CD45+/CD3+ T cells
(mean % of predose)
C1D1, Predose
C1D1, 5 hr Post EOI
C1D2, 24 hr Post EOI
C1D3, 48 hr Post EOI
C1D8, Predose
C1D8, 5hr Post EOI
1.3 ng/kg
4 ng/kg
12 ng/kg
24 ng/kg
24 ng/kg + Dex
30 ng/kg + Dex
40 ng/kg + Dex
54 ng/kg + Dex
72 ng/kg + Dex
96 ng/kg + Dex

- Transient T cell margination from circulation, peaking around 5 hrs post infusions and returning to baseline after about 48 hrs, indicating T cell activation
- Similar trends observed in CD4 helper T and CD8 cytotoxic T cell subsets
- T cell margination also observed in patients receiving dexamethasone premedication

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HPN424-1001 Phase 1 Dose Escalation Summary HPN424 represents a novel half-life extended PSMA-targeting T cell engager that can be safely administered once weekly Dose escalation comprises a heterogeneous, heavily pretreated population Evidence of half-life extension supports once weekly HPN424 administration Cytokine increases indicate T-cell activation and CTC reductions in a subset of patients support target engagement Adverse events have been transient, manageable and consistent with expected mechanism of action Early clinical signals have been observed, including 8 patients on treatment > 24 weeks and PSA reductions in multiple patients Dose escalation is ongoing to identify dose for expansion phase

HPN536 and Other Product Candidates Jerry McMahon, Ph.D., President and CEO

MSLN - Associated with Tumors with High Unmet Need and Low Survival Rates 60-65% 80-85% 85-90% 60-65%2 34-42% MSLN Expression Level (%)1 22,500 57,000 2,600 200,0003 40,0004 Annual Incidence (U.S.) Over 80,000 new patients diagnosed each year in U.S. with solid tumors known to have high MSLN expression Morello et al. Cancer Discov 2016;6:133-146 Represents MSLN expression levels across all lung cancer types Estimated as 80-85% of SEER-estimated lung cancer incidence Estimated as 15% of SEER-estimated breast cancer incidence

HPN536 – Targets MSLN for the Treatment of Ovarian Cancer, Pancreatic, Mesothelioma and Other MSLN-Expressing Tumors

- Designed to bind to human mesothelin, CD3, and albumin
- Redirects T cells to kill MSLN-expressing target cells
- Target overexpressed in malignant cells, with limited expression in normal tissue
- Clinically validated and is overexpressed on a wide array of cancer types: ovarian, pancreatic, mesothelioma, NSCLC, TNBC
- Phase 1/2a trial initiated in patients with ovarian cancer and other MSLN-expressing solid tumors in April 2019


Mesothelin Expressing Target
Target antigen
MSLN
anti-MSLN
anti-albumin
anti-CD3ε
CD3
T cell

HPN536 is a tri-specific single chain molecule of ~50 kDa

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HPN536 – Design of Open-label Ongoing Phase 1/2a Trial

Part 1 – Dose Escalation

Dose escalation: single patient

≥ Gr 2 study drug related toxicity

Dose escalation: 3 + 3
(3 – 6 pts per dose level)

MTD or recommended Phase 2 dose

Part 2 – Expansion

3 parallel cohorts, ~20 patients each: Ovarian, Pancreatic and Mesothelioma cancers
Treated at recommended Phase 2 dose determined in Part 1

- Target population
  - Patients with advanced cancers associated with mesothelin expression who have failed standard available therapy
  - Currently enrolling ovarian and pancreatic cancer patients
- Trial objectives
  - Assess safety and tolerability at increasing dose levels
  - Pharmacokinetic and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity
- Dosing & administration
  - Weekly IV infusion of HPN536
- Trial status
  - Dose escalation ongoing: currently enrolling cohort 8 dosing at 210 ng/kg
  - Expect interim data in H2 2020

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Summary HPN536 Phase 1/2a Dose Escalation Cohort Dose (ng/kg) N Tumor Types Treated 1 6* 1 Ovarian 2 18* 1 Ovarian 3 54* 1 Ovarian 4 68 6 4 Ovarian, 2 Pancreatic 5 90 7 5 Ovarian, 2 Pancreatic 6 120 5 2 Ovarian, 3 Pancreatic 7 160 3 1 Ovarian, 2 Pancreatic 8 (Currently Enrolling) 210 1 1 Pancreatic Total 25 15 Ovarian, 10 Pancreatic 1 event of CRS (Grade 3) occurred at 54ng/kg in absence of dexamethasone premedication, shifting escalation into 3 + 3 design at 68ng/kg CRS resolved and patient was successfully re-treated with short-term dexamethasone premedication No DLTs observed to-date * No dexamethasone premedication administered at initiation of HPN536 treatment Dose escalation progressing quickly, once weekly administration well tolerated through 7 cohorts

Dose Proportional Increase in Cmax HPN536 serum concentration at end of infusion on C1D1 (first dose) 6 ng/kg to 160 ng/kg cohorts

PK Profile: Half-Life Extension & Linear Kinetics Serum HPN536 (ng/mL) Time (hours) Dose proportional increase in AUC with an overall median T1/2 of 87.4 hours (38.1 – 137 hours) Dose independent clearance and volume of distribution, indicating linear kinetics No apparent difference in PK parameters between ovarian and pancreatic cancer patients

HPN536 Program Summary Phase 1/2a trial currently in dose escalation, progressing well 25 patients treated to-date across 8 cohorts (6 – 210ng/kg) 15 ovarian, 10 pancreatic cancer patients enrolled Adverse events have been transient, manageable and consistent with expected mechanism of action 1 event of CRS (Grade 3) occurred at 54ng/kg in absence of dex premed, shifting escalation into 3 + 3 design at 68ng/kg CRS resolved and patient was successfully re-treated with short-term dex premed No DLTs observed to-date Evidence of half-life extension supports once weekly HPN536 administration Dose proportional increase in Cmax and AUC observed Overall median T1/2 of 87.4 hours Dose escalation is ongoing, including evaluation of alternative dosing schedules, to identify dose for expansion in multiple tumor types

Multiple myeloma is the 2nd most prevalent blood cancer in U.S. Constitutes over 40% of U.S./global heme-onc market, with significant projected growth Despite many currently approved therapies, patients ultimately relapse and new treatment options needed for disease control BCMA is a clinically validated target in multiple myeloma Clinical efficacy demonstrated with BCMA CAR-T and, off-the-shelf, antibody-based T-cell engagers Amgen presented promising clinical responses on continuous IV BiTE candidate (AMG420) HPN217: Treatment for Multiple Myeloma

HPN217 - Targets BCMA for the Treatment of Multiple Myeloma and Other BCMA-Expressing Tumors

- Designed to bind to human BCMA, CD3, and albumin
- Redirects T cells to kill BCMA-expressing target cells
- Covered by global licensing and option agreement with AbbVie
  - Possible license after completion of Phase 1/2 clinical study
- HPN217 first patient dosed April 2020
  - Robust global clinical site initiations planned for 2020
  - Pharmacology data expected by end of 2020 to confirm half-life extension and target engagement


BCMA
Expressing Target
Target antigen
BCMA
anti-BCMA
anti-albumin
anti-CD3ε
CD3
T cell

HPN217 is a tri-specific single chain molecule of ~50 kDa

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HPN217 – Phase 1/2a Trial Enrolling and Driving to POC in 2021


Part 1 – Dose Escalation
Dose escalation: single patient
≥ Gr 2 study drug related toxicity
Dose escalation: 3 + 3
(3 – 6 pts per dose level)
MTD or recommended
Phase 2 dose
Part 2 – Expansion
Cohort treated at recommended
Phase 2 dose determined in Part 1

- Trial design optimized for rapid development
- Key objectives
  - Assess safety, pharmacokinetics, and efficacy; to identify a RP2D
- Target population
  - Patients with relapsed/refractory multiple myeloma
  - Disease progression on the prior systemic regimen
  - At least three prior therapies including a proteasome inhibitor, an immunomodulatory agent, and an anti-CD38 antibody
  - Prior BCMA-targeting agents allowed in escalation phase
- Dosing & administration
  - Weekly IV infusion of HPN217
  - One cycle = 21 days (also DLT observation period)
- Assessment
  - Standard MM disease assessment
  - Additional assessments include BCMA IHC, cytokines, MRD
- CRS mitigation
  - Premedication including glucocorticoid and planned step dosing

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HPN328 - Targets DLL3 for the Treatment of Small Cell Lung Cancer

- Designed to bind to human DLL3, CD3, and albumin
- Redirects T cells to kill DLL3-expressing target cells
- Preclinical data presentation at AACR-NCI-EORTC (Oct 2019), shows strong tumor cell killing in cell-based and animal SCLC models and stability data supporting at least once weekly dosing


DLL3
Expressing Target
DLL3
Target antigen
anti-DLL3
anti-albumin
anti-CD3ε
CD3
T cell

HPN328 is a tri-specific single chain molecule of ~50 kDa

DLL3 – Delta-like 3

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Initial target for Small Cell Lung Cancer, remains an unmet medical need Aggressive disease with limited treatment options 15% of all lung cancers addressable by targeting DLL3 Emerging data indicating DLL3 expression in other neuroendocrine tumors besides SCLC DLL3 as a promising target for T-cell engagers Checkpoint inhibitors releasing T cells leading to increased patient survival Opportunity to treat checkpoint refractory or relapsed SCLC patients and potential for combinations with chemo and checkpoint therapies High prevalence in SCLC Emerging data of DLL3 expression in various neuroendocrine tumors HPN328 IND submission on track for mid-year 2020 Nonclinical, manufacturing, and pre-IND meetings completed First patient anticipated to be dosed in 2H 2020 following IND acceptance HPN328 – Treatment for SCLC and Other Neuroendocrine Tumors

ProTriTAC: A Novel Prodrug Technology Platform Holger Wesche, Ph.D., Chief Scientific Officer

ProTriTAC: T Cell Engager Prodrug Platform to Target More Broadly Expressed Tumor Antigens Goal: Bring the clinical benefit of TriTACs to tumors that don’t express tumor specific antigens Approach: Develop a TriTAC prodrug that is inert in circulation and only active in tumors Benefits: Improved therapeutic index (TI) and the ability to target tumor types not yet successfully treated with T cell engagers, e.g. colorectal carcinoma

ProTriTAC Is Based on Clinically Validated TriTAC Components αALB αTarget αCD3 TriTAC ProTriTAC protease linker (red) masking moiety from αALB (orange) αALB αTarget αCD3 Starting point is a TriTAC Binders are rearranged Protease linker and masking moiety added

αALB αTarget αCD3 Long-lived, inactive prodrug Rapid clearance in circulation TUMOR CIRCULATION CIRCULATION Activation by tumor proteases & T cell-directed killing ProTriTAC Increases Therapeutic Index by Linking Prodrug Activation to Half-Life Extension Albumin

ProTriTAC Is a Robust T Cell Engager Prodrug Platform Consistent Masking in Vitro Superior PK Properties In Vivo Cell Killing Assay Non-Human Primate PK Prodrug Active drug Active drug Prodrug Reliable “plug-and-play” masking across multiple targets = platform established No accumulation of active drug in circulation = additional safety

ProTriTAC Has Improved Therapeutic Index In Vivo Better Efficacy in Mouse Better Safety in Non-Human Primates Control TriTAC ProTriTAC Both TriTAC and ProTriTAC dosed at 100 µg/kg Peak Cytokine Levels Both TriTAC and ProTriTAC dosed at 30 µg/kg Established Tumor Xenograft Model TriTAC ProTriTAC Improved therapeutic index also demonstrated in combined mouse efficacy/toxicity models

ProTriTAC: T Cell Engagers with Improved Therapeutic Index Developed unique and robust prodrug approach Single proteolytic cleavage for efficient prodrug conversion and to maintain efficacy Novel activation mechanism to avoid accumulation of activated drug Expanded therapeutic index in vivo Efficacy comparable to conventional T cell engagers with improved safety profile demonstrated in several, orthogonal in vivo models Established ProTriTAC pipeline First ProTriTAC clinical candidate entered IND-enabling studies Discovery pipeline progressing

Conclusions and 2020 Milestones Jerry McMahon, Ph.D., President and CEO

Anticipate four TriTAC product candidates in the clinic in 2020 Clinical Milestones Milestone Timing HPN424: Preliminary Phase 1 data January 2019 HPN536: Initiate Phase 1/2a clinical trial April 2019 HPN217: Submit IND H2 2019 HPN217: Initiate Phase 1/2 clinical trial April 2020 HPN424: Presentation of interim Phase 1 data at ASCO H1 2020 HPN536: Present interim data 2H 2020 HPN424: Initiate expansion cohort(s) 2H 2020 HPN328: Submit IND and initiate Phase 1 clinical trial 2H 2020 ✔ ✔ ✔ ✔ ✔